Exhibit (h.8)

Schedule A

Funds

iShares, Inc.

iShares Emerging Markets Local Currency Bond Fund

iShares MSCI All Country World Minimum Volatility Index Fund

iShares MSCI Australia Index Fund

iShares MSCI Austria Investable Market Index Fund

iShares MSCI Belgium Investable Market Index Fund

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI Emerging Markets Eastern Europe Index Fund

iShares MSCI Emerging Markets Minimum Volatility Index Fund

iShares MSCI Emerging Markets Small Cap Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Israel Capped Investable Market Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Japan Small Cap Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Netherlands Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI Thailand Investable Market Index Fund

iShares MSCI Turkey Investable Market Index Fund

iShares MSCI United Kingdom Index Fund

iShares MSCI USA Index Fund

iShares Trust

iShares 10+ Year Credit Bond Fund
iShares 10+ Year Government/Credit Bond Fund

iShares 2012 S&P AMT-Free Municipal Series
iShares 2013 S&P AMT-Free Municipal Series
iShares 2014 S&P AMT-Free Municipal Series
iShares 2015 S&P AMT-Free Municipal Series
iShares 2016 S&P AMT-Free Municipal Series
iShares 2017 S&P AMT-Free Municipal Series

iShares Barclays 0-5 Year TIPS Bond Fund
iShares Barclays 1-3 Year Credit Bond Fund (formerly known as iShares Lehman 1-3 Year Credit Bond Fund)
iShares Barclays 1-3 Year Treasury Bond Fund (formerly known as iShares Lehman 1-3 Year Treasury Bond Fund)
iShares Barclays 3-7 Year Treasury Bond Fund (formerly known as iShares Lehman 3-7 Year Treasury Bond Fund)
iShares Barclays 7-10 Year Treasury Bond Fund (formerly known as iShares Lehman 7-10 Year Treasury Bond Fund)
iShares Barclays 10-20 Year Treasury Bond Fund (formerly known as iShares Lehman 10-20 Year Treasury Bond Fund)
iShares Barclays 20+ Year Treasury Bond Fund (formerly known as iShares Lehman 20+ Year Treasury Bond Fund)
iShares Barclays Agency Bond Fund
iShares Barclays Aggregate Bond Fund (formerly known as iShares Lehman Aggregate Bond Fund)
iShares Barclays Credit Bond Fund (formerly known as iShares Lehman Credit Bond Fund)
iShares Barclays Government/Credit Bond Fund (formerly known as iShares Lehman Government/Credit Bond Fund)
iShares Barclays Intermediate Credit Bond Fund (formerly known as iShares Lehman Intermediate Credit Bond Fund)
iShares Barclays Intermediate Government/Credit Bond Fund (formerly known as iShares Lehman Intermediate Government/Credit Bond Fund)
iShares Barclays MBS Bond Fund (formerly known as iShares Lehman MBS Bond Fund)
iShares Barclays Short Treasury Bond Fund (formerly known as iShares Lehman Short Treasury Bond Fund)
iShares Barclays TIPS Bond Fund (formerly known as iShares Lehman TIPS Bond Fund)

iShares Cohen & Steers Realty Majors Index Fund

iShares Dow Jones International Select Dividend Index Fund (formerly known as iShares Dow Jones EPAC Select Dividend Index Fund)
iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Index Fund (formerly known as iShares Dow Jones U.S. Total Market Index Fund)
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Floating Rate Note Fund

iShares FTSE China 25 Index Fund (formerly known as iShares FTSE/Xinhua China 25 Index Fund)
iShares FTSE China (HK Listed) Index Fund
iShares FTSE Developed Small Cap ex-North America Index Fund
iShares FTSE EPRA/NAREIT Developed Asia Index Fund (formerly known as iShares FTSE EPRA/NAREIT Asia Index Fund)
iShares FTSE EPRA/NAREIT Developed Europe Index Fund (formerly known as iShares FTSE EPRA/NAREIT Europe Index Fund)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (formerly known as iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund)
iShares FTSE EPRA/NAREIT North America Index Fund
iShares FTSE NAREIT Industrial/Office Capped Index Fund (formerly known as iShares FTSE NAREIT Industrial/Office Index Fund)
iShares FTSE NAREIT Real Estate 50 Index Fund
iShares FTSE NAREIT Residential Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Residential Index Fund)
iShares FTSE NAREIT Retail Capped Index Fund (formerly known as iShares FTSE NAREIT Retail Index Fund)
iShares FTSE NAREIT Mortgage Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Mortgage REITs Index Fund)

iShares Global Inflation-Linked Bond Fund

iShares High Dividend Equity Fund

iShares iBoxx $ High Yield Corporate Bond Fund
iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly known as iShares GS $ InvesTopTM Corporate Bond Fund)

iShares International Inflation-Linked Bond Fund

iShares JPMorgan USD Emerging Markets Bond Fund

iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund
iShares MSCI ACWI ex US Energy Sector Index Fund
iShares MSCI ACWI ex US Financials Sector Index Fund
iShares MSCI ACWI ex US Health Care Sector Index Fund
iShares MSCI ACWI ex US Index Fund
iShares MSCI ACWI ex US Industrials Sector Index Fund

iShares MSCI ACWI ex US Information Technology Sector Index Fund
iShares MSCI ACWI ex US Materials Sector Index Fund
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
iShares MSCI ACWI ex US Utilities Sector Index Fund
iShares MSCI ACWI Index Fund
iShares MSCI All Country Asia ex Japan Index Fund
iShares MSCI All Peru Capped Index Fund
iShares MSCI Brazil Small Cap Index Fund
iShares MSCI China Index Fund
iShares MSCI China Small Cap Index Fund
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Index Fund
iShares MSCI EAFE Minimum Volatility Index Fund
iShares MSCI EAFE Small Cap Index Fund
iShares MSCI EAFE Value Index Fund
iShares MSCI Emerging Markets Financials Sector Index Fund
iShares MSCI Emerging Markets Materials Sector Index Fund
iShares MSCI Europe Financials Sector Index Fund
iShares MSCI Far East Financials Sector Index Fund
iShares MSCI Indonesia Investable Market Index Fund
iShares MSCI Ireland Capped Investable Market Index Fund
iShares MSCI KLD 400 Social Index Fund (formerly known as iShares FTSE KLD 400 Social Index Fund)
iShares MSCI Kokusai Index Fund
iShares MSCI New Zealand Investable Market Index Fund
iShares MSCI Philippines Investable Market Index Fund
iShares MSCI Poland Investable Market Index Fund
iShares MSCI USA ESG Select Social Index Fund (formerly known as iShares FTSE KLD Select Social Index Fund)
iShares MSCI USA Minimum Volatility Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares NYSE 100 Index Fund
iShares NYSE Composite Index Fund

iShares PHLX SOX Semiconductor Sector Index Fund (formerly known as iShares S&P North American Technology-Semiconductors Index Fund)

iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Value Index Fund
iShares Russell Top 200 Growth Index Fund
iShares Russell Top 200 Index Fund
iShares Russell Top 200 Value Index Fund

iShares S&P 100 Index Fund
iShares S&P 1500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Aggressive Allocation Fund
iShares S&P Asia 50 Index Fund

iShares S&P/Citigroup International Treasury Bond Fund

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund

iShares S&P California AMT-Free Municipal Bond Fund (formerly known as iShares S&P California Municipal Bond Fund)

iShares S&P Conservative Allocation Fund
iShares S&P Developed ex-U.S. Property Index Fund (formerly known as iShares S&P World ex-U.S. Property Index Fund)
iShares S&P Emerging Markets Infrastructure Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Infrastructure Index Fund
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Nuclear Energy Index Fund
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Timber & Forestry Index Fund
iShares S&P Global Utilities Sector Index Fund
iShares S&P Growth Allocation Fund
iShares S&P India Nifty 50 Index Fund
iShares S&P International Preferred Stock Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P MidCap 400 Growth Index Fund

iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P Moderate Allocation Fund
iShares S&P National AMT-Free Municipal Bond Fund (formerly known as iShares S&P National Municipal Bond Fund)
iShares S&P New York AMT-Free Municipal Bond Fund (formerly known as iShares S&P New York Municipal Bond Fund)
iShares S&P North American Natural Resources Sector Index Fund (formerly known as iShares S&P GSSITM Natural Resources Index Fund)
iShares S&P North American Technology Sector Index Fund (formerly known as iShares S&P GSTITM Technology Index Fund)
iShares S&P North American Technology-Multimedia Networking Index Fund (formerly known as iShares S&P GSTITM Networking Index Fund)
iShares S&P North American Technology-Software Index Fund (formerly known as iShares S&P GSTITM Software Index Fund)
iShares S&P Short Term National AMT-Free Municipal Bond Fund (formerly known as iShares S&P Short Term National Municipal Bond Fund)
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P Target Date Retirement Income Index Fund
iShares S&P Target Date 2010 Index Fund
iShares S&P Target Date 2015 Index Fund
iShares S&P Target Date 2020 Index Fund
iShares S&P Target Date 2025 Index Fund
iShares S&P Target Date 2030 Index Fund
iShares S&P Target Date 2035 Index Fund
iShares S&P Target Date 2040 Index Fund
iShares S&P Target Date 2045 Index Fund
iShares S&P Target Date 2050 Index Fund
iShares S&P/TOPIX 150 Index Fund
iShares S&P U.S. Preferred Stock Index Fund

iShares MSCI Russia Capped Index Fund, Inc.

iShares MSCI Russia Capped Index Fund

Approved by the Board of Trustees of iShares Trust, the Board of Directors of iShares, Inc., and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc. on September 14-15, 2011.